AMENDMENT NO. 1 TO LOCK UP AND VOTING AGREEMENT

June 29, 2009

This Amendment No. 1 (the "Amendment"), dated as of the date set forth above, to that certain LOCK UP AND VOTING AGREEMENT dated November 2, 2008 (the "Voting Agreement") by and between NEOSTEM, INC., a Delaware corporation (the "Parent"), The CHINA BIOPHARMACEUTICALS HOLDINGS, INC., a Delaware corporation (the "Company"), and the individuals or entities listed on Schedule A annexed thereto (collectively, the "Stockholders" and each individually is a "Stockholder"), amends said Voting Agreement in accordance with the amendment provisions set forth in Section 10(d) thereof. Capitalized terms Voting used and not defined herein shall have the respective meanings ascribed to them in the Agreement.

1. A new clause shall be inserted as 10(r) as follows:

   Irrevocable Proxy. Each Stockholder hereby constitutes and appoints the Chief Executive Officer, President, Chief Financial Officer and General Counsel of the Parent with full power of substitution, as the proxies of the party with respect to all of the matters set forth in this Voting Agreement, and hereby authorizes each of them to represent and to vote all of the Stockholder's Shares in favor of the matters set forth in the Voting Agreement. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Parent and the parties in connection with the transactions contemplated by this Voting Agreement and the merger agreement and, as such, is coupled with an interest and shall be irrevocable unless and until this Voting Agreement terminates or expires pursuant to Section 9 hereof. Each Stockholder hereto hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Voting Agreement terminates or expires pursuant to Section 9 hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Voting Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

3. Ratification of Agreement; Binding Effect. The Voting Agreement, as amended by this Amendment, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended or modified herein, the Voting Agreement shall continue in full force and effect in accordance with the terms thereof. This Amendment shall become effective with respect to any Stockholder when such Stockholder has delivered a counterpart signature page and delivered a copy to the Parent.

4. Governing Law. This Amendment will be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

5. Submission to Jurisdiction. Each party to this Amendment irrevocably consents and agrees that any legal action or proceeding with respect to this Amendment and any action for enforcement of any judgment in respect thereof will be brought in the state or federal courts located within the jurisdiction of the United States District Court for the Southern District of New York, and, by execution and delivery of this Amendment, each party to this Amendment hereby irrevocably submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each party to this Amendment further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner set forth in Voting Agreement. Each party to this Amendment hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section 5 shall be deemed to constitute a submission to jurisdiction, consent or waiver with respect to any matter not specifically referred to herein.

6. Description Headings. The description headings used herein are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Amendment or the Voting Agreement.

6. Counterparts. This Amendment may be executed in counterparts, each of which will be considered one and the same Amendment.

[*Signature Page Follows*]

IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Amendment to be duly executed as of the day and year first above written.

NEOSTEM, INC.

By: ____________________
Name: CEO
Title: Neostem

CHINA BIOPHARMACEUTICALS HOLDINGS, INC.

By: ____________________
Name: ____________________
Title: ____________________

RIMASIA CAPITAL PARTNERS, LP

By: ____________________
Name: ____________________
Title: ____________________

ERYE ECONOMY AND TRADING CO. LTD.

By: ____________________
Name: ____________________
Title: ____________________

ERYE PHARMACEUTICALS COMPANY LTD.

By: ____________________
Name: ____________________
Title: ____________________

____
Chris Peng Mao
Director and Chief Executive Officer

IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Amendment to be duly executed as of the day and year first above written.

NEOSTEM, INC.

By:________________________
Name: _______________________
Title:_______________________

CHINA BIOPHARMACEUTICALS HOLDINGS, INC.

By:________________________
Name: _______________________
Title:_______________________

RIMASIA CAPITAL PARTNERS, LP

By: [signature]
Name: _______________________
Title:_______________________

ERYE ECONOMY AND TRADING CO. LTD.

By:________________________
Name: _______________________
Title:_______________________

ERYE PHARMACEUTICALS COMPANY LTD.

By:________________________
Name: _______________________
Title:_______________________

____
Chris Peng Mao
Director and Chief Executive Officer

An Lufan
Director, President and Chief Technology Officer

Liu Xiaohao
Director and Senior Vice President

Stephen E. Globus
Director

Mingsheng Shi
Director and Chief Operating Officer

Jian Zhang
Director and Chief Financial Officer

Weihua Ding
Director

IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Amendment to be duly executed as of the day and year first above written.

NEOSTEM, INC.

By:____________________
Name: ____________________
Title:____________________

CHINA BIOPHARMACEUTICALS HOLDINGS, INC.

By: [signature]
Name: Chris Peng Mao
Title: Director and CEO

RIMASIA CAPITAL PARTNERS, LP

By:____________________
Name: ____________________
Title:____________________

ERYE ECONOMY AND TRADING CO. LTD.

By:____________________
Name: ____________________
Title:____________________

ERYE PHARMACEUTICALS COMPANY LTD.

By:____________________
Name: ____________________
Title:____________________

[signature]
Chris Peng Mao
Director and Chief Executive Officer